BRIDGE NOTES PAYABLE	6 Months Ended
Jun. 30, 2022
Varian Biopharmaceuticals [Member]
BRIDGE NOTES PAYABLE

NOTE 8 – BRIDGE NOTES PAYABLE

In conjunction with the Merger Agreement, the Company entered into a Securities Purchase Agreement in which bridge notes (“Bridge Notes”) in the aggregate of $3,192,496 were issued in exchange for cash in the aggregate of $2,000,000 in cash and the exchange of the outstanding loans and related accrued interest from related parties totaling $660,414. The difference between the total cash and the exchange of the outstanding loans and related accrued interest of $2,660,414 and the aggregate value of the Bridge Note is $532,083 and will be accreted through the maturity date as additional interest expense. The Bridge Notes had an original maturity of August 14, 2022 and accrued interest at an annual rate of 15%. On August 15, 2022, since the notes were not settled the annual interest rate was increased to the default rate of 18%. The Company incurred issuance costs totaling $35,000 which were recorded as a discount to the stated value on the balance sheet.

For the six months ended June 30, 2022 and 2021, the company recorded interest expense of $178,430 and $0, respectively. For the six months ended June 30, 2022 and 2021, the company also recorded as interest expense the accretion of the discount of the Bridge Notes of $426,095 and $0, respectively.

Bridge Note activity for the six months ended June 30, 2022 is as follows:

	Bridge Notes	Bridge Notes
	Payable -	Payable -
	Related Parties	Other	Total

Balance at December 31, 2021	$—	$—	$—
Cash received from issuance of bridge notes, net	470,000	1,495,000	1,965,000
Loans payable converted into bridge notes	660,414	—	660,414
Interest accrued on bridge notes	75,815	102,615	178,430
Accretion of discount on bridge notes	181,049	245,046	426,095

Balance at June 30, 2022	$1,387,278	$1,842,661	$3,229,939